UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2023

SOUL BIOTECHNOLOGY CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56213	82-3155323
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Fourth Ave. N, Yorkton Saskatchewan, Canada	S3N 2V7
(Address of principal executive offices)	(Zip Code)

(306) 563-4123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADOB	N/A

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On October 24, 2023, Soul Biotechnology Corp. (the “Company”), amended its articles of incorporation, changing its name to Adorbs Inc. The change was made back to the Company’s original name to facilitate potential DTC eligibility.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment, filed October 24, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 27, 2023

SOUL BIOTECHNOLOGY CORP.

/s/ Rachel Martinuik
By:	Rachel Martinuik
Title:	CEO

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